Exhibit 12(b)

         CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND

                      SECTION 906 OF THE SARBANES-OXLEY ACT



         I, Jon M. Burnham, Chief Executive Officer of Burnham Investors Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the semi-annual period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.








Date:      September 3, 2009     /s/ Jon M. Burnham
                                 -----------------------------------------------
Signature:                       Jon M. Burnham
Title:                           Chief Executive Officer

                                                                   Exhibit 12(b)

         CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND

                      SECTION 906 OF THE SARBANES-OXLEY ACT



         I, Michael E. Barna, Chief Financial Officer of Burnham Investors Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the semi-annual period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The  information  contained in the Report fairly  presents,  in all material
    respects,   the  financial  condition  and  results  of  operations  of  the
    Registrant.








Date:  September 3, 2009         /s/ Michael E. Barna
                                 -----------------------------------------------
Signature:                       Michael E. Barna
Title:                           Chief Financial Officer